UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

One Alpha Place, P.O. Box 2345
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2009, the registration statement on Form S-4 (the “Registration Statement”) of Foundation Coal Holdings, Inc. (“Foundation”) was declared effective by the Securities and Exchange Commission.  On June 25, 2009, a complaint was filed in the Circuit Court of the State of Maryland for Anne Arundel County by Ascot Associates, an entity identifying itself as a stockholder of Foundation purporting to represent a class of all Foundation stockholders other than defendants and their affiliates.  The lawsuit names Foundation as a nominal defendant and names Alpha Natural Resources, Inc. (“Alpha”) and all of the members of Foundation’s board of directors as defendants.  The complaint alleges, among other things, that Foundation and its directors breached their fiduciary duties to Foundation’s stockholders and that certain disclosures in the Registration Statement are misleading and/or incomplete.  In addition, the complaint alleges that Alpha aided and abetted Foundation’s directors in the breach of their fiduciary duties to Foundation stockholders and alleges that the defendants conspired to commit tortious acts.  The litigation seeks, among other things, injunctive relief, class action status, compensatory and/or rescissory damages and attorney’s fees and costs in an amount to be determined at trial.

Alpha and Foundation believe that the complaint is without merit.

The information filed under this Form 8-K shall be deemed incorporated by reference into the joint proxy statement/prospectus that is included in the Registration Statement.

About Alpha
Alpha Natural Resources, Inc. is a leading supplier of high-quality Appalachian coal to the steel industry, electric utilities and other industries. Approximately 88 percent of the company's reserve base is high Btu coal and 83 percent is low sulfur, qualities that are valued by electric utilities that use steam coal. Alpha is also the nation's largest supplier and exporter of metallurgical coal, a key ingredient in steel manufacturing. Alpha and its subsidiaries currently operate mining complexes in four states, consisting of 50 mines supplying 10 coal preparation and blending plants. Alpha and its subsidiaries employ more than 3,600 people.

About Foundation
Foundation Coal Holdings, Inc., through its affiliates, is a major U.S. coal producer operating mines and associated processing and loading facilities in Pennsylvania, West Virginia, and Wyoming. Through its subsidiaries Foundation Coal employs approximately 3,000 people and produces approximately 70 million tons of coal annually, largely for utilities generating electricity. Foundation's corporate offices are in Linthicum Heights, Md.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which involve a number of risks and uncertainties.  Alpha and Foundation caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; general economic conditions that are less favorable than expected; changes in, renewal of and acquiring new long term coal supply arrangements; and competition in coal markets. Additional factors that may affect future results are contained in Alpha’s and Foundation’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site http://www.sec.gov.  Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed merger, Foundation has filed with the SEC a registration statement on Form S-4 (commission file number 333-159801), as amended, that includes a preliminary joint proxy statement/prospectus of Alpha and Foundation regarding the proposed merger.  The registration statement was declared effective by the SEC on June 24, 2009, and a definitive joint proxy statement/prospectus has been mailed to Foundation and Alpha stockholders on or about June 26, 2009 in connection with the proposed merger.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (http://www.sec.gov).  Free copies may also be obtained by accessing Foundation’s website (http://www.foundationcoal.com) under “Investors/Financial Information & SEC Filings” or Alpha’s website (http://www.alphanr.com) under “Investor Relations/SEC Filings”, or by directing a request to Foundation at 999 Corporate Boulevard, Suite 300, Linthicum Heights, Maryland 21090, Attn: Investor Relations or to Alpha at One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations.

Participants in Solicitation

Alpha, Foundation and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger may be found in the definitive joint proxy statement/prospectus filed by Alpha and Foundation with the SEC on June 25, 2009.  You can find information about Alpha’s and Foundation’s directors and executive officers in their respective definitive proxy statements filed with the SEC on April 3, 2009. You can obtain free copies of these documents from Alpha or Foundation using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NATURAL RESOURCES, INC.

	By:	/s/ Vaughn R. Groves
Vaughn R. Groves
Senior Vice President, Secretary and General Counsel

Date: June 30, 2009